UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2022 (March 3, 2022)

ALBERTON ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Exact Name of Registrant as Specified in its Charter)

British Virgin Islands

(State or Other Jurisdiction of Incorporation)

001-38715	N/A
(Commission File Number)	(IRS Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

+852 2117 1621

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth Alberton as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	ALACU	The Nasdaq Stock Market LLC
Ordinary shares, no par value	ALAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of one ordinary share	ALACW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ALACR	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

On March 3, 2022, Alberton Acquisition Corporation (the “Company”) received notice that the Nasdaq Listing Qualifications Panel (the “Panel”) has granted the Company’s request for continued listing on The Nasdaq Capital Market pursuant to a further extension and subject to, among other things, the Company’s demonstration of compliance with all initial listing standards required by The Nasdaq Stock Market’s (“Nasdaq”) rules and consummation of the merger with SolarMax Technology, Inc. (“SolarMax”) by April 26, 2022.

As previously disclosed, in December 2021, the Company attended a hearing before the Panel, at which it presented its plan to regain compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. Following the hearing, and as disclosed on January 5, 2022, the Panel granted the Company’s request to continue its listing on Nasdaq through the original March 14, 2022. On February 28, 2022, the Company submitted a request for additional extension through April 26, 2022 because it needed additional time to prepare and include the audited financial statements for the year ended December 31, 2021 for the Company and SolarMax in the registration statement on Form S-4 and the related proxy statement/prospectus in connection with the merger, which request was granted by the Panel on March 3, 2022. The Panel stated that April 26, 2022 represents the full extent of the Panel’s discretion to grant continued listing while the Company is non-compliant. As a result, if the merger is not completed and the Company does not demonstrate compliance with the applicable Nasdaq listing requirements by April 26, 2022, the Panel will issue a final delist determination and the Company will be suspended from trading on Nasdaq.

While the Company is working toward regaining compliance with all applicable requirements for continued listing on Nasdaq, there can be no assurance that the Company will be able to demonstrate compliance by the deadlines set forth above or that the Panel will grant the Company an extension in the event compliance is not timely achieved.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press release dated March 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2022

ALBERTON ACQUISITION CORPORATION

By:	/s/ Guan Wang
	Name: Title:	Guan Wang Chief Executive Officer

Exhibit 99.1

Alberton Acquisition Corporation receives further Nasdaq extension to complete merger with SolarMax Technology, Inc.

On March 3, 2022, Alberton Acquisition Corp. (the “Company”) received notice from the Nasdaq Office of General Counsel that a Nasdaq Hearings Panel (the “Panel”) had granted the Company’s request to continue its listing on Nasdaq through April 26, 2022 (the “Extended Date”). As previously disclosed, in December 2021, the Company attended a hearing before the Panel, at which it presented its plan to regain compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement; and demonstrate compliance with all initial listing standards required by the Nasdaq. Following the hearing, and as disclosed on January 5, 2022, the Panel granted the Company’s request for an extension to regain compliance by the original March 14, 2022 (the “Original Extended Date”). On February 28, 2022, the Company submitted a request for additional extension as a result of the need for additional time to prepare and include the audited financial statements for the fiscal year ended December 31, 2021 for the Company and SolarMax in the S-4, which request was granted by the Panel on March 3, 2022. The Panel’s decision is subject to certain conditions, including that the Company will have completed its previously announced proposed business combination (the “Business Combination”) with SolarMax Technology, Inc. (“SolarMax”) on or before April 26, 2022, the Extended Date, and that the combined company will have demonstrated compliance with all applicable requirements for initial listing on Nasdaq. The Panel stated that April 26, 2022 represents the full extent of the Panel’s discretion to grant continued listing while the Company is non-compliant. As a result, if the merger is not completed and the Company does not demonstrate compliance with the applicable Nasdaq listing requirements by April 26, 2022, the Panel will issue a final delist determination and the Company will be suspended from trading on Nasdaq.

As previously announced, the Company has entered into a binding definitive agreement to merge with SolarMax. The Company filed its most recent amendment to the Proxy Statement/Registration Statement on Form S-4 (the “S-4”) for the merger on December 13, 2021. The Company intends to mail the S-4 to shareholders promptly following completion of the Securities and Exchange Commission review process and to hold the shareholder meeting at which it will seek approval for the Business Combination as soon as possible.

About Alberton

Alberton is a British Virgin Islands blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of effecting a merger, asset acquisition or other business combination with one or more businesses or entities. Alberton’s units, ordinary shares and warrants are currently listed on the Nasdaq Capital Market under the symbols “ALACU,” “ALAC” and “ALACW, respectively.

About SolarMax

SolarMax, a Nevada corporation, is an integrated solar energy company. Its principal executive offices are located at 3080 12th Street, Riverside, California 92507. SolarMax’ website is http://www.solarmaxtech.com. Any information contained on, or that can be accessed through, SolarMax’ website or any other website is not a part of this press release.

Additional Information about the Proposed Business Combination and Where to Find It

Alberton filed with the SEC a registration statement on Form S-4 (file no. 333-251825) with a proxy statement containing information about the proposed business combination and the respective businesses of Alberton and SolarMax Technology, Inc., a Nevada corporation (“SolarMax”). Alberton will mail a final prospectus and definitive proxy statement and other relevant documents after the SEC completes its review. Alberton and SolarMax shareholders are urged to read the preliminary prospectus and proxy statement and any amendments thereto and the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meetings to be held to approve the proposed transaction, because these documents will contain important information about Alberton, SolarMax and the proposed transaction. The final prospectus and definitive proxy statement will be mailed to shareholders of Alberton and SolarMax as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about Alberton without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and other filings with the SEC can also be obtained, without charge, by directing a request to: Alberton Acquisition Corporation, Room 1001, 10/F, Capital Center, 151 Gloucester Road, Wanchai, Hong Kong.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” that involve risks and uncertainties that could cause actual results to differ materially from what is expected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks”, “may”, “might”, “plan”, “possible”, “should” and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future results, based on currently available information and reflect Alberton management’s current beliefs. A number of factors could cause actual events or results to differ materially from the events and results discussed in the forward-looking statements. In addition, please refer to the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Alberton’s Form S-4, its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q for additional information identifying important factors that could cause actual results to differ materially from those anticipated in the forward looking statements. Except as expressly required by applicable securities law, Alberton disclaims any intention or obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise.

Company Contact:

Gateway Group, Inc.

ALAC@gatewayir.com